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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
Pericom Semiconductor Corporation:

We consent to the incorporation by reference in Registration Statement Nos. 333-58522, 333-43934, 333-51229 and 333-43934 of Pericom Semiconductor
Corporation on form S-8 of our reports dated July 24, 2001 included and incorporated by reference in this Annual Report on Form 10-K of Pericom Semiconductor Corporation for the year ended June 30, 2001.

DELOITTE & TOUCHE LLP

San Jose, California
September 26, 2001